SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 11, 1999


                         Tanner's Restaurant Group, Inc.
                         -------------------------------
               (Exact name of Registrant as specified in charter)



            Texas                     33-95796                  76-0406417
            -----                     --------                  ----------
(State or other Jurisdiction  (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                   Identification Number)


5500 Oakbrook Parkway, Suite 260, Norcross, Georgia                30093
---------------------------------------------------                -----
    (Address of principal executive offices)                     (Zip Code)

                                 (770) 248-2298
                                 --------------
              (Registrant's Telephone Number, including Area Code)

         2662 Holcomb Bridge Road, Suite 320, Alpharetta, Georgia 30022
         --------------------------------------------------------------
                                (Former Address)

Item 5. Other Events.
---------------------

     On May 11, 1999, Tanner's Restaurant Group, Inc. (the "Company") entered into a definitive agreement to acquire the assets of two restaurants owned and operated by Crabby Bob's Seafood, Inc. ("Crabby Bob's"). Both restaurants are located in Southern California and offer fresh seafood, crabs, oysters and full-service bars.

     The Company will pay $600,000 and assume certain liabilities related to the Crabby Bob's business as consideration for the acquisition of these restaurants and other assets related to their operation. The Company will pay this amount at closing by delivery of a note, which will be payable by the Company, at its option, either (a) in cash or (b) in a combination of cash and stock.

     A newly formed subsidiary of the Company will acquire the assets of the two Crabby Bob's restaurants. John M. Creed, the current President and Chief Executive Officer of Crabby Bob's, will become the Chief Executive Officer of the subsidiary and Gary Coburn, the Vice President and Chief Operating Officer of Crabby Bob's, will become the subsidiary's Vice President of Operations.

     The acquisition is expected to be completed in June, subject to the Company's satisfactory completion of due diligence review, both parties' receipt of all necessary consents and licenses, and other closing conditions.

     For further information regarding the proposed acquisition, see the press release filed as an exhibit with this Report on Form 8-K, which is incorporated into this report by this reference.

Item 7. Financial Statements and Exhibits
-----------------------------------------

(a)  Financial Statements of Businesses Acquired

     Not applicable.

(b)  Pro Forma Financial Statements

     Not applicable.

(c)  Exhibits

     Exhibit No.     Description

        99.1         Press release dated May 11, 1999.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TANNER'S RESTAURANT GROUP, INC.


Dated: May 25, 1999                    By: /s/ Timothy R. Robinson
                                           -----------------------
                                           Timothy R. Robinson
                                           Chief Financial Officer and Secretary

                                  EXHIBIT INDEX

     Exhibit No.      Description
     -----------      -----------

       99.1           Press release dated May 11, 1999.